UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 1, 2007

(Date of Earliest Event Reported)

CyberSource Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1295 Charleston Road, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 965-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of Current Report on Form 8-K filed by CyberSource Corporation on November 1, 2007, to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Authorize.Net Holdings, Inc. (“Authorize.Net”) as of December 31, 2006 and December 31, 2005 and for each of the three years in the period ended December 31, 2006, contained in Authorize.Net’s Current Report on Form 8-K dated August 8, 2007 (filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2007) are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) by reference.

The unaudited interim financial statements of Authorize.Net as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006 are furnished as Exhibit 99.2 and incorporated in their entirety into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 are furnished as Exhibit 99.3 and incorporated in their entirety into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Authorize.Net.

99.1	Audited financial statements of Authorize.Net as of December 31, 2006 and December 31, 2005 and for each of the three years in the period ended December 31, 2006 (incorporated by reference to Item 8 on Form 8-K (File No. 000-21319) filed on August 8, 2007).

99.2	Unaudited interim financial statements of Authorize.Net as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERSOURCE CORPORATION

By:	/s/ Steven D.Pellizzer
Steven D. Pellizzer
Chief Financial Officer and Senior Vice President, Finance

Date: January 17, 2007

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm of Authorize.Net.

99.1	Audited financial statements and schedules of Authorize.Net as of December 31, 2006 and December 31, 2005 and for each of the three years in the period ended December 31, 2006 (incorporated by reference to Item 8 of Form 8-K (File No. 000-21319) filed on August 8, 2007).

99.2	Unaudited interim financial statements of Authorize.Net as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Pro forma financial information as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.